Exhibit (c)(9)
CONFIDENTIAL
Project Colorprints
Presentation to Board of Directors
Goldman, Sachs & Co. March 8, 2007

CONFIDENTIAL Table of Contents I. Review of Proposed Transaction II. Financial Analysis Appendix A: Additional Information Goldman Sachs does not provide accounting, tax, or legal advice. Notwithstanding anything in this document to the contrary, and except as required to enable compliance with applicable securities law, you (and each of your employees, representatives, and other agents) may disclose to any and all persons the US federal income and state tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to you relating to such tax treatment and tax structure, without Goldman Sachs imposing any limitation of any kind.

CONFIDENTIAL
I. Review of Proposed Transaction
Review of Proposed Transaction 3

CONFIDENTIAL
Summary of Proposed Transaction Terms
Structure Merger of Colorprint with Merger Sub, a wholly owned subsidiary of Parent, controlled by Vulcan
Consideration $32.10 in cash for each outstanding share of Colorprint common stock —— — Total Equity Consideration1 $1,555 million —— — Aggregate Consideration2 $1,624 million —— — Equity Commitment by Vulcan Financing
Debt Commitment letter provided by Morgan Stanley and Lehman Brothers $1,190.0 million
Buyer Termination Fee $50.6 million
Payment of the lesser of $3.5 million or the aggregate amount of all reasonable and documented out-
of-pocket fees and expenses incurred in the event shareholder approval is not received except in cases of competing transaction, in which case full termination fee may be payable Seller Termination Fee In the event of termination due to acceptance of another offer by the Company, $8.4 million, before the No Solicitation Period Start Date, $50.6 million thereafter —— —
Colorprint approval by majority of shares and majority excluding those held or affiliated with Vulcan
Regulatory approval Closing Conditions / Contingencies No material adverse change Other standard conditions —— — Termination Date November 30, 2007 —— —
45 day go shop period, with no right to match Other Key Items No force the vote —
Based on outstanding shares of 46.1 mm, options/SARS of 7.9 mm (weighted average exercise price of $26.52), RSUs of 0.8 mm, and phantom stock of 0.1 mm. 2 Includes $68mm of Colorprint net debt as of 31-Jan-07.
Review of Proposed Transaction 4

CONFIDENTIAL
Implied Transaction Multiples
($ in millions, except per share data)
07-Dec-06 [1] 20-Feb-07 [2] Current (13-Apr-07) Hi-Liter Proposal
Price Per Share $ 24.23 $ 29.19 $ 31.55 $ 32.50 Premium to Current Price (13-Apr-07) (23.2)% (7.5)% 0.0% 3.0 % Equity Value [3] $ 1,148 $ 1,404 $ 1,529 $ 1,580 Net Debt (at 31-Mar-07) 72 72 72 72 Enterprise Value 1,220 1,476 1,601 1,652 Premium to: 07-Dec-06 Closing Price [1] $ 24.23 0.0% 20.5% 30.2% 34.1% 20-Feb-07 Closing Price [2] 29.19 (17.0) 0.0 8.1 11.3 30 Day Average 31.29 (22.6) (6.7) 0.8 3.9 90 Day Average 29.33 (17.4) (0.5) 7.6 10.8 180 Day Average 28.27 (14.3) 3.3 11.6 15.0 52 Week High Closing Price 32.58 (25.6) (10.4) (3.2) (0.2) EBITDA4 Management / Analyst LTM — 3/31/07 $ 143.8 8.5 x 10.3 x 11.1 x 11.5 x CY2007E — Analyst Median $ 167.9 7.3 x 8.8 x 9.5 x 9.8 x CY2007E — Management5 160.9 7.6 9.2 9.9 10.3 CY2008E — Analyst Median $ 183.6 6.6 x 8.0 x 8.7 x 9.0 x CY2008E — Management 175.1 7.0 8.4 9.1 9.4 EPS4 CY2007E — Analyst Median $ 1.46 16.6 x 20.0 x 21.6 x 22.3 x CY2007E — Management 1.27 19.0 22.9 24.8 25.5 CY2008E — Analyst Median $ 1.68 14.4 x 17.4 x 18.8 x 19.3 x CY2008E — Management 1.49 16.3 19.6 21.2 21.9 PEG (LT — IBES Median) CY 2007E P/E 11.9% 1.4 x 1.7 x 1.8 x 1.9 x CY 2008E P/E 11.9 1.2 1.5 1.6 1.6
Review of Proposed Transaction 5

CONFIDENTIAL II. Financial Analysis Financial Analysis 6

CONFIDENTIAL
Market Performance
Indexed Stock Price and Forward P/E Multiple – Past Three Years
Indexed Stock Price Forward P/E Multiple
200% Average
High Low Last 3Y Last 2Y Last 1Y 07-Dec-06 Current
Colorprint 22.9 x 15.8 x 19.0 x 19.2 x 19.7 x 18.2 x 20.4 x Marketing Services [1] 21.1 14.0 18.2 17.4 15.9 16.1 16.4
180%
23x
70.6%
160%
Price P/E (x) 21x Months
20.4x
Indexed 140%
19x
Twelve 120% 20.3%
17x Next 16.4x 100% 15x (6.3%) 80% 13x
Mar- Aug- Jan- Jun- Oct- Mar- Aug- Jan- Mar- Aug- Jan- Jun- Nov- Apr- Sep- Feb-2004 2004 2005 2005 2005 2006 2006 2007 2004 2004 2005 2005 2005 2006 2006 2007
Daily from 05-Mar-2004 to 07-Mar-2007
Daily from 05-Mar-2004 to 07-Mar-2007
Colorprint S&P 500 Index Marketing Services [1]
140% 150% 130% 120% 110% 160%
Financial Analysis 7

CONFIDENTIAL
Market Performance
Enterprise Value / LTM EBITDA – Past Three Years
Average
12x High Low Last 3Y Last 2Y Last 1Y 07-Dec-06 Current
Colorprint 11.2 x 5.7 x 8.1 x 8.5 x 8.9 x 8.2 x 10.2 x Marketing Services [1] 10.9 7.3 9.2 8.8 8.3 8.5 8.4 11x
Multiple
10x 10.2 x
EBITDA
9x
8.4 x
8x
Value to LTM 7x Enterprise
6x
5x
4x
Mar-2004 Aug-2004 Jan-2005 Jun-2005 Nov-2005 Apr-2006 Sep-2006 Feb-2007
Daily from 05-Mar-2004 to 07-Mar-2007
Colorprint Marketing Services [1] Financial Analysis 8

CONFIDENTIAL
Comparison of Selected Companies
($ in millions, except per share data)
Closing % of Equity Calendarized 5-Year 2007 PE LTM Price 52 Week Market Enterprise Enterprise Value / EBITDA P/E Multiples [2] Est. EPS to 5-Year ; EBITDA —— — Company 13-Apr-07 High Cap [1] Value [1] LTM [1] 2007 E [2]2008 E [2] 2007 E 2008 ECAGR [2] C AGR [2] Margin [1] —— -— —— —— —— —— —— —— —— —— —— —— —— —
Colorprint — Analyst Estimates $31.55 96.8%$1,529 $1,601 11.1 x 9.5 x8.7 x 21.6 x 18.8 x11.9% 1.8 x 30.9 % Colorprint — Management 9.9 9.1 24.8 21.2
—— -— —— —— —— —— —— —— —— —— —— —— —— —— —— —
Harte Hanks $27.17 94.8%$2,092 $2,258 10.3 x 9.6 x9.2 x 18.2 x 16.3 x10.5% 1.7 x 18.6% —— -— —— —— —— —— —— —— —— —— —— —— —— —
Acxiom 21.34 80.7 1,672 2,373 5.6 5.8 5.7 20.1 16.5 15.0 1.3 30.6
—— -— —— —— —— —— —— —— —— —— -— —— —— —— —— -— —
Valassis Communications 3 18.31 59.7 877 2,189 8.6 9.3 8.1 15.6 12.9 4.5 3.5 10.2
—— -— —— —— —— —— —— —— —— —— -— —— —— —— —— -— —
InfoUSA 10.14 80.3 564 817 8.7 6.8 6.3 14.6 12.3 NA NA 21.5
—— -— —— —— —— —— —— —— —— —— -— —— —— —— —— —— —
High 94.8% 10.3 x 9.6 x 9.2 x20.1 x 16.5 x 15.0% 3.5 x 30.6 % Median 80.5 8.7 8.1 7.2 16.9 14.6 10.5 1.7 20.0
Mean 78.9 8.3 7.9 7.3 17.1 14.5 10.0 2.2 20.2
Low 59.7 5.6 5.8 5.7 14.6 12.3 4.5 1.3 10.2
—— -— —— —— -— —— —— —— —— -— —
Financial Analysis 9

CONFIDENTIAL
Illustrative Present Value of Future Stock Price Analysis
2008E EPS
CY 2008E
EPS
Illustrative Present Value of Future Stock Price
% Growth from CY 2007E1 FY1 P / E —— —
Analyst Management 18.0 x 19.0 x 20.0 x 21.0 x (11.0)% 6.6% $ 1.30 $ 20.54 $ 21.68 $ 22.82 $ 23.96 (4.1) 14.8 1.40 22.12 23.35 24.58 25.81 2.7 23.0 1.50 23.70 25.02 26.34 27.65 9.6 31.2 1.60 25.28 26.69 28.09 29.50 16.4 39.4 1.70 26.86 28.35 29.85 31.34 23.3 47.6 1.80 28.44 30.02 31.60 33.18
Illustrative Premium / (Discount) of Present Value of Future Stock Price to Current Price $29.85
% Growth from CY 2007E1 FY1 P / E
—— —
Analyst Management 18.0 x 19.0 x 20.0 x 21.0 x
(11.0)% 6.6% $1.30 (31.2)%(27.4)% (23.5)% (19.7)% (4.1) 14.8 1.40 (25.9) (21.8) (17.7) (13.5) 2.7 23.0 1.50 (20.6) (16.2) (11.8) (7.4)
9.6 31.2 1.60 (15.3) (10.6) (5.9) (1.2) 16.4 39.4 1.70 (10.0) (5.0) (0.0) 5.0 23.3 47.6 1.80 (4.7) 0.6 5.9 11.2
Financial Analysis 10
CY 2008E
EPS

CONFIDENTIAL
Illustrative Present Value of Future Stock Price Analysis
2009E EPS
CY 2009E
EPS
CY 2009E
EPS
Illustrative Present Value of Future Stock Price
% Growth from CY 2008E1 FY1 P / E —— —
Analyst Management 18.0 x 19.0 x 20.0 x 21.0 x (10.7)% 0.7% $ 1.50 $ 21.46 $ 22.65 $ 23.85 $ 25.04 (4.8) 7.4 1.60 22.89 24.16 25.44 26.71 1.2 14.1 1.70 24.32 25.68 27.03 28.38 7.1 20.8 1.80 25.75 27.19 28.62 30.05 13.1 27.5 1.90 27.19 28.70 30.21 31.72 19.0 34.2 2.00 28.62 30.21 31.80 33.39
Illustrative Premium / (Discount) of Present Value of Future Stock Price to Current Price $29.85
% Growth from CY 2008E1 FY1 P / E
—— —
Analyst Management 18.0 x 19.0 x 20.0 x 21.0 x
(10.7)% 0.7% $1.50 (28.1)%(24.1)% (20.1)% (16.1)% (4.8) 7.4 1.60 (23.3) (19.0) (14.8) (10.5)
1.2 14.1 1.70 (18.5) (14.0) (9.5) (4.9) 7.1 20.8 1.80 (13.7) (8.9) (4.1) 0.7 13.1 27.5 1.90 (8.9) (3.9) 1.2 6.3 19.0 34.2 2.00 (4.1) 1.2 6.5 11.8
Financial Analysis 11

CONFIDENTIAL
Summary of Historical and Projected Financials
($in millions, except per share data) —— -— —— —— —— —— —— —— —— —— —— —— -— —— —— —— —— —— — Historical CAGR Management Projections CAGR —— — 2005 2006 2004 ‘04 — ‘06 2007E 2008E 2009 E 2010 E2011E ‘07 — ‘11 —— -— —— —— -— —— —— —— —— —— —— —— —
Revenue $417.7 $403.8 $ 466.8 5.7%$508.3 $546.2 $595.4 $644.9 $699.2 8.3 % Growth (3.3) % 15.6% 8.9% 7.5% 9.0% 8.3% 8.4% —— -— —— —— —— —— —— —— —— —— -— —— —— —— —— —— —— —— —— —
EBITDA $164.2 $137.8 $ 158.3 (1.8) %$179.9 $192.6 $211.6 $232.0 $256.5 9.3% —— -— —— —— —— —— —— —— —— —— —— —— —
Growth (16.1) % 14.9% 13.7% 7.0% 9.9% 9.6% 10.6 % Margin 39.3% 34.1 33.9 35.4 35.3 35.5 36.0 36.7 EBIT $119.8 $101.0 $ 119.0 (0.3) %$129.2 $137.5 $152.6 $168.2 $190.0 10.1 % Growth (15.7) % 17.8% 8.6% 6.4% 11.0% 10.2% 12.9 % Margin 28.7% 25.0 25.5 25.4 25.2 25.6 26.1 27.2 —— -— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— -— —
Net Income $76.4 $63.6 $74.8 (1.0) % $76.0 $82.7 $ 95.7 $106.5 $122.3 12.6% —— -— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —
Growth (16.8) % 17.6% 1.7% 8.7% 15.7% 11.3% 14.8 % Weighted Avg. Diluted Shares 52.4 50.0 46.6 48.0 48.0
—— -— —— —— —— —— —— —— —— —— —— -— —— —— —— —— —— —— —— —— —— -— —
EPS $1.46 $1.27 $1.59 4.6% $1.58 $1.72
—— -— —— —— —— —— —— —— —— —— —— -— —— —— —— —— —— —— —— —— —— -— —
Growth (12.8) % 25.5% (0.7) % 8.7% —— -— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —
EPS (including FAS 123R Expense) $1.46 $1.27 $1.42 (1.1) % $1.27 $1.45
—— -— —— —— —— —— —— —— —— —— —— -— —— —— —— —— —— —— —— —— —— -— —
Growth (12.8) % 12.0% (10.5) % 13.4 % Financial Analysis 12

CONFIDENTIAL
Illustrative Discounted Cash Flow
Valuation Date March 8, 2007
($ in millions, except per share data)
As of 31-December
2007 2008 2009 2010 2011
Sales $ 506.9 $ 546.2 $ 595.4 $ 644.9 $ 699.2 Growth 8.6% 7.8% 9.0% 8.3% 8.4 % EBIT $ 123.7 $ 137.5 $ 152.6 $ 168.2 $ 190.0 EBIT Margin 24.4% 25.2% 25.6% 26.1% 27.2 % D&A $ 51.9 $ 55.1 $ 59.0 $ 63.8 $ 66.5 EBITDA 175.7 192.6 211.6 232.0 256.5 EBITDA Margin 34.7% 35.3% 35.5% 36.0% 36.7 % Taxes at 38% $ 47.0 $ 52.2 $ 58.0 $ 63.9 $ 72.2 Change in Working Capital $ (12.1) $ 4.9 $ 2.7 $ 2.4 $ 2.1 Capex 54.8 68.8 67.0 35.0 55.6 Unlevered Free Cash Flow $ 61.8 $ 76.5 $ 89.3 $ 135.4 $ 130.8 Adjustment to 2007 Unlevered FCF1 (11.3) Unlevered Free Cash Flow $ 50.5 $ 76.5 $ 89.3 $ 135.4 $ 130.8
Illustrative Implied Share Price
Terminal LTM EBITDA Multiple [2] Revenue Growth [3]
$ 32.8 7.5 x 8.0 x 8.5 x 9.0 x 9.5 x
$ 32.0 5.0% 6.0% 7.0% 8.0% 9.0%
10.0% $ 30.38 $ 31.83 $ 33.27 $ 34.70 $ 36.13
Margin 34.0% $ 26.10 $ 27.36 $ 28.64 $ 29.94 $ 31.29
Rate 10.5% 29.82 31.25 32.67 34.07 35.46
11.0% 35.0% 26.97 28.25 29.55 30.89 32.27
Discount 29.28 30.68 32.07 33.45 34.81 EBITDA
11.5% 28.75 30.12 31.49 32.84 34.18 36.0% 27.83 29.12 30.45 31.83 33.24 12.0% 28.23 29.57 30.91 32.24 33.56
37.0% 28.67 29.99 31.36 32.77 34.20
12.5% 27.72 29.04 30.35 31.66 32.96 Financial Analysis 13

CONFIDENTIAL
Comparison of Selected Premiums
100% Cash Consideration Transactions, Last Three Years
Premium Paid to:
27.8% 27.4%
20.3% 18.6%
1.1%
1 Day 30-Day Average 90-Day Average 180-Day Average 52 Week High
Median Premium — 100% Cash Transactions, Last 3 Years [1]
Financial Analysis 14

CONFIDENTIAL
Comparison of Selected Transactions
Selected Marketing Services Transactions Since 2004 ($ in millions)
Enterprise Value / Price / —— — Date Equity Enterprise LTM Forward Forward
AnnouncedTarget Acquiror Value [1] Value2 EBITDA EBITDA 3 EPS3
—— —— -— —— —— —— —— —— —— —— —— —
4 5 5 5
Dec-06ADVO (after legal settlement) Valassis $1,061 $1,147 13.1 x10.6 x 27.7 x —— —— -— —— —— —— —— —— —— —
6 6 7
Jan-06VNU NV Valcon Acquisition 9,712 11,038 13.1 12.0 19.5
—— —— -— —— —— —— —— —— —— —— —— —
Aug-05NDCHealth Information Management Wolters Kluwer NV NA 382 10.58 10.68 NA —— -— —— —— —— —— —— —— —— —— —
High 13.1 x 12.0 x 27.7 x Median 13.1 10.6 23.6 Mean 12.2 11.1 23.6 Low 10.5 10.6 19.5
—— —— —— —
Financial Analysis 15

CONFIDENTIAL
Appendix A: Additional Information
Additional Information 16

CONFIDENTIAL
Cost of Equity and WACC Analysis
($ in millions)
5.5% Equity Risk Premium
Risk Risk-Free Premium Cost of Pre-Tax Cost of Effective Tax Current Debt Curr. Mkt. Val. o f Rate1 2 3 4 Rate (t)5 (D)6 Equity (E)7 WACC —— —— —— —— —— —— —— —
(R p) Equity Beta (Be) Equity (Ke) Debt (K d) —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —
Colorprint 4.50% 5.50% 1.18 10.99% 5.83% 38.0% $123$1,436 10.40% —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —
Harte Hanks 4.50 5.50 0.55 7.52 5.67 36.6 205 2,138 7.18
—— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —
Acxiom 4.50 5.50 1.27 11.48 7.10 33.5 789 1,669 9.31
—— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —
Valassis 4.50 5.50 0.82 9.01 8.77 35.0 1,390 795 6.90
—— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —
InfoUSA 4.50 5.50 1.23 11.26 6.01 40.2 260 552 8.81
—— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —
High 1.27 11.48% 10.40 % Median 1.18 10.99 8.81
Mean 1.01 10.05 8.52
Low 0.55 7.52 6.90
7.1% Equity Risk Premium
—— —— —— —— —— —— —— —— —— —— —— —— —
Risk Risk-Free Premium Cost of Pre-Tax Cost of Effective Tax Current Debt Curr. Mkt. Val. o f Rate 1 2 3 4 Rate (t)5 (D)6 Equity (E)7 WACC
—— —— —— —— —— —— —— —
(R p) Equity Beta (Be) Equity (Ke) Debt (Kd ) —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —
Colorprint 4.50% 7.10% 1.18 12.87% 5.83% 38.0% $123 $1,436 12.14% —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —
Harte Hanks 4.50 7.10 0.55 8.40 5.67 36.6 205 2,138 7.98
—— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —
Acxiom 4.50 7.10 1.27 13.51 7.10 33.5 789 1,669 10.69
—— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —
Valassis 4.50 7.10 0.82 10.32 8.77 35.0 1,390 795 7.38
—— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —
InfoUSA 4.50 7.10 1.23 13.23 6.01 40.2 260 552 10.15
—— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —
High 1.27 13.51% 10.69 % Median 1.03 11.77 9.06
Mean 0.97 11.37 9.05
Low 0.55 8.40 7.38
—— —— —— —
Additional Information 17

CONFIDENTIAL
Summary of 2007 Forecast vs. Budget
($in millions, except per share data) —— —— —— —— —— —— —— —— —— -— —— —— —— —— —— —— —— —— —— —— -— —— —— — Q1 2007 [1] Q2 2007 [2] Q3 2007 Q4 2007 CY 2007 —— —— -— —— —— — Actual w/o Forecast w/o Forecast w/o Actual Deal Costs Budget Forecast Deal Costs Budget Forecast &n bsp; Budget Forecast Budget Forecast Deal Costs Budget —— —— —— —— —— —— —— —— —— —— —— —— —— — Revenue $123.8 $123.8 $125.6 $123.0 $123.0 $120.2 $127.4 $127.8 $134.0 $133.3 $508.3 $508.3 $506.9 % Change (1.4)% (1.4)% 2.4% 2.4% (0.3)% 0.5% 0.3% 0.3% —— —— —— —— —— —— —— —— —— —— -— —— —— -— —— —— —— —— —— —— —— —— -— —— —— —— —— —— —— —— — EBITDA $45.2 $46.6 $42.4 $ 39.6 $40.1 $38.8 $44.3 $45.3 $49.0 $49.2 $178.0 $179.9 $175.6 —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— — % Change 6.4% 9.8% 2.2% 3.5% (2.2)% (0.5)% 1.4% 2.5 % Margin 36.5 37.6 33.8 32.2 32.6 32.3 34.8 35.4 36.5 36.9 35.0 35.4 34.6 EBIT $33.6 $35.0 $30.0 $ 26.9 $27.4 $25.9 $31.0 $32.0 $35.8 $35.9 $127.3 $129.2 $123.7 % Change 12.1% 16.8% 4.0% 5.9% (3.0)% (0.4)% 2.9% 4.4 % Margin 27.1 28.3 23.9 21.9 22.3 21.5 24.4 25.0 26.7 27.0 25.0 25.4 24.4 —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— -— —— —— —— —— —— — Net Income $20.7 $21.6 $17.3 $ 15.5 $15.8 $14.5 $17.9 $18.1 $20.8 $20.5 $74.8 $76.0 $70.4 —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— — % Change 19.6% 24.7% 6.7% 8.8% (1.2)% 1.4% 6.3% 8.0 % Weighted Avg. Diluted Shares 46.8 46.8 47.0 47.8 47.8 46.7 48.0 46.4 48.2 46.3 48.0 48.0 46.7 —— —— —— —— —— —— —— —— —— —— —— -— —— —— —— —— —— —— —— —— -— —— —— —— —— —— —— —— -— —— —
EPS $0.44 $0.46 $0.37 $0.32 $0.33 $0.31 $0.37 $0.39 $0.43 $0.44 $1.57 $1.58 $1.51
—— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —
% Change 20.3% 25.4% 4.2% 6.2% (4.5) % (2.5) % 4.1% 4.9% —— —— —— —— —— —— —— —— —— -— —— -— —— —— —— —— —— —— —— —— —— —— —— —— —— —— -— —
EPS (w/ FAS 123R Expense) $0.37 $0.39 $0.30 $0.24 $0.25 $0.24 $0.29 $0.32 $0.35 $0.37 $1.25 $1.27 $1.22
—— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —— —
% Change 23.9% 30.2% 3.0% 5.7% (7.5) % (4.8) % 2.5% 4.5%
Additional Information 18

CONFIDENTIAL
Management vs. Analyst Estimates
($in millions, except per share data) [TBU] CY 2007 Estimates —— —— —— — EPS EBITDA Net Income Avg. Shares —— —— —— —— —— —— —
Management $1.22 $157.9 $56.9 46.7
—— —— —— —— —— —
Bear, Stearns & Co. 1.50 170.6 68.0 45.5
—— —— —— —— —— —— —— —
Deutsche Bank North America 1.45 171.6 65.5 45.2
—— —— —— —— —— —— —— —
First Analysis Securities Corp 1.48 165.3 68.2 46.2
—— —— —— —— —— —— —— —
JP Morgan 1.46 NA NA NA —— —— —— —— —— —— —— —
Robert W. Baird & Co., Inc. 1.30 158.5 59.7 45.8
—— —— —— —— —— —— —— —
Analyst High $1.50 $171.6 $68.2 46.2
Analyst Median 1.46 167.9 66.8 45.6
Analyst Mean 1.44 166.5 65.3 45.7
Analyst Low 1.30 158.5 59.7 45.2
—— —— —— —— —— —
CY 2008 Estimates
—— —— —— —
EPS EBITDA Net Income Avg. Shares
—— —— —— —— —— —— —
Management $1.49 $175.1 $69.4 46.7
—— —— —— —— —— —
Bear, Stearns & Co. 1.72 190.4 78.4 45.5
—— —— —— —— —— —— —— —
Deutsche Bank North America NA NA NA NA —— —— —— —— —— —— —
First Analysis Securities Corp 1.64 176.0 75.5 46.0
—— —— —— —— —— —— —— —
JP Morgan 1.92 NA NA NA —— —— —— —— —— —— —— —
Robert W. Baird & Co., Inc. 1.60 183.6 72.0 45.0
—— —— —— —— —— —— —— —
Analyst High $1.92 $190.4 $78.4 46.0
Analyst Median 1.68 183.6 75.5 45.5
Analyst Mean 1.72 183.3 75.3 45.5
Analyst Low 1.60 176.0 72.0 45.0
—— —— —— —— —— —
Additional Information 19

CONFIDENTIAL
Management vs. Quarterly Analyst Estimates
Y-o-Y Y-o-Y Q1 2007 % Change [1] Q2 2007 % Change [2] —— —— —— —— —
Management $0.37 (26.6) % $0.31 (11.3) % —— —— —— —— —
Bear, Stearns & Co. 0.45 (10.3) 0.37 6.9
—— —— —— —— —— —
Deutsche Bank North America 0.41 (18.2) 0.37 4.4
—— —— —— —— —— —
First Analysis Securities Corp 0.47 (6.4) 0.37 6.8
—— —— —— —— —— —— —
JP Morgan NA NA —— —— —— —— —— —
Robert W. Baird & Co., Inc. 0.42 (17.0) 0.32 (8.6)
Analyst High $0.47 (6.4)%$0.37 6.9 % Analyst Median 0.44 (13.6) 0.37 5.6 Analyst Mean 0.44 (13.0) 0.36 2.4
Analyst Low 0.41 (18.2) 0.32 (8.6)
Additional Information 20

CONFIDENTIAL
Illustrative Analysis at Various Prices
Premium to Average Prices Based on Ending Date of 07-Dec-06 ($ in millions, except per share data)
07-Dec-06 [1] 20-Feb-07 [2] Current (13-Apr-07) Hi-Liter Proposal
Price Per Share $ 24.23 $ 29.19 $ 31.55 $ 32.50 Premium to Current Price (13-Apr-07) (23.2)% (7.5)% 0.0% 3.0 % Equity Value [3] $ 1,148 $ 1,404 $ 1,529 $ 1,580 Net Debt (at 31-Mar-07) 72 72 72 72 Enterprise Value 1,220 1,476 1,601 1,652 Premium to:4 07-Dec-06 Closing Price [1] 24.23 $ 0.0% 20.5% 30.2% 34.1% 20-Feb-07 Closing Price [2] 29.19 (17.0) 0.0 8.1 11.3 30 Day Average 24.91 (2.7) 17.2 26.7 30.5 90 Day Average 26.97 (10.1) 8.2 17.0 20.5 180 Day Average 26.84 (9.7) 8.7 17.5 21.1 52 Week High Closing Price 29.77 (18.6) (1.9) 6.0 9.2 EBITDA5 Management / Analyst LTM — 3/31/07 143.8 $ 8.5 x 10.3 x 11.1 x 11.5 x CY2007E — Analyst Median $ 167.9 7.3 x 8.8 x 9.5 x 9.8 x CY2007E — Management6 160.9 7.6 9.2 9.9 10.3 CY2008E — Analyst Median $ 183.6 6.6 x 8.0 x 8.7 x 9.0 x CY2008E — Management 175.1 7.0 8.4 9.1 9.4 EPS5 CY2007E — Analyst Median $ 1.46 16.6 x 20.0 x 21.6 x 22.3 x CY2007E — Management 1.27 19.0 22.9 24.8 25.5 CY2008E — Analyst Median $ 1.68 14.4 x 17.4 x 18.8 x 19.3 x CY2008E — Management 1.49 16.3 19.6 21.2 21.9 PEG (LT — IBES Median) CY 2007E P/E 11.9% 1.4 x 1.7 x 1.8 x 1.9 x CY 2008E P/E 11.9 1.2 1.5 1.6 1.6
Additional Information 21

CONFIDENTIAL
Comparison of Selected Premiums
100% Cash Consideration, Last 3 Years ($ in millions)
Premium — Announced Target Acquiror Equity Value 1 Day 30-Day Average 90-Day Average 180-Day Average 52 Week High —— —— —— —— —— —— —— — 02/26/07 Hub International Ltd Investor Group $1,604 16.0%22.6%27.8% 35.9%16.0% —— —— —— —— —— —— —— — 02/22/07 Great American Finl Res Inc American Financial Group Inc 1,116 8.6 7.9 3.1 16.4 (3.5) —— —— —— —— —— —— —— —— — 02/12/07 Witness Systems Inc Verint Systems Inc 1,072 23.5 29.7 57.0 113.0 1.7 —— —— —— —— —— —— —— —— — 02/05/07 Mills Corp Investor Group 1,358 8.4 24.7 29.6 3.0 (46.1) —— —— —— —— —— —— —— —— — 02/05/07 Longview Fibre Co Brookfield Asset Mgmt Inc 1,627 17.8 14.1 20.4 17.3 (8.1) —— —— —— —— —— —— —— —— — 01/24/07 21st Century Insurance Co AIG 1,742 20.9 12.1 23.6 33.4 9.5 —— —— —— —— —— —— —— —— — 01/02/07 EGL Inc Investor Group 1,488 20.9 14.8 (0.8)(28.3)(33.1) —— —— —— —— —— —— —— —— — 12/20/06 John H Harland Co M&F Worldwide Corp 1,421 18.6 22.3 42.6 26.2 2.9 —— —— —— —— —— —— —— —— — 12/05/06 Bandag Inc Bridgestone/Firestone Inc 1,016 12.7 17.7 29.8 36.8 (1.8) —— —— —— —— —— —— —— —— — 11/30/06 Digital Insight Corp Intuit Inc 1,354 18.2 23.6 37.5 26.2 1.5 —— —— —— —— —— —— —— —— — 11/16/06 Conor Medsystems Inc Johnson & Johnson Inc 1,459 23.8 32.1 30.7 29.5 10.1 —— —— —— —— —— —— —— —— — 11/06/06 Per-Se Technologies Inc McKesson Corp 1,095 14.5 17.7 20.0 13.7 (5.0) —— —— —— —— —— —— —— —— — 10/31/06 Banta Corp RR Donnelley & Sons Co 1,306 16.6 12.2 16.9 11.3 0.0 —— —— —— —— —— —— —— —— — 10/30/06 Sirna Therapeutics Inc Merck & Co Inc 1,132 100.2 110.5 138.0 116.9 52.6 —— —— —— —— —— —— —— —— — 10/30/06 Trustreet Properties Inc GE Capital Solutions Franchise 1,151 15.7 33.8 37.2 32.5 17.1 —— —— —— —— —— —— —— —— —
10/30/06 Trammell Crow Co CB Richard Ellis Group Inc 1,971 28.1 33.9 39.7 39.7 19.4
—— —— —— —— —— —— —— —— —
10/26/06 Kanbay International Inc Capgemini SA 1,162 8.2 29.7 49.1 70.9 28.6
—— —— —— —— —— —— —— —— —
10/25/06 Universal American Financial Investor Group 1,107 4.5 12.3 16.5 23.5 23.4
—— —— —— —— —— —— —— —— —
10/11/06 Jacuzzi Brands Inc Apollo Management LP 1,240 10.1 20.3 32.7 34.7 12.6
—— —— —— —— —— —— —— —— —
10/25/06 Yankee Candle Co Inc Madison Dearborn Partners LLC 1,724 11.3 18.2 29.7 30.0 33.8
—— —— —— —— —— —— —— —— —
08/23/06 Internet Sec Sys Group Inc IBM Corp 1,303 4.4 14.7 31.3 27.4 27.9
—— —— —— —— —— —— —— —— —
08/10/06 FileNet Corp IBM Corp 1,557 1.7 18.6 25.5 27.6 (2.3)
—— —— —— —— —— —— —— —— —
07/09/06 Heritage Ppty Invest Trust Inc Centro Properties Group 1,753 3.3 6.1 (2.1) 1.1 (10.2)
—— —— —— —— —— —— —— —— —
05/14/06 SSA Global Technologies Inc Infor Global Solutions 1,529 25.1 25.7 17.5 16.0 (5.2)
—— —— —— —— —— —— —— —— —
05/01/06 Aviall Inc Boeing Co 1,716 27.3 26.2 34.7 41.2 0.1
—— —— —— —— —— —— —— —— —
04/27/06 Diagnostic Products Corp Siemens Medical Solutions Inc 1,767 20.7 23.3 21.7 21.1 0.8
—— —— —— —— —— —— —— —— —
04/25/06 Serologicals Corp Millipore Corp 1,389 35.3 32.5 38.1 41.5 1.2
—— —— —— —— —— —— —— —— —
04/20/06 Ubiquitel Inc Sprint Nextel Corp 1,035 1.6 2.7 4.2 10.0 (0.2)
—— —— —— —— —— —— —— —— —
01/22/06 Sports Authority Inc Investor Group 1,021 20.0 21.5 23.7 20.0 8.4
—— —— —— —— —— —— —— —— —
11/20/05 Beverly Enterprises Inc Fillmore Capital Partners LLC 1,593 33.3 6.6 1.6 1.7 (7.0)
—— —— —— —— —— —— —— —— —
11/10/05 SERENA Software Inc Silver Lake Partners 1,026 2.7 16.8 21.0 19.2 (1.7)
—— —— —— —— —— —— —— —— —
11/08/05 Linens n Things Inc Investor Group 1,295 7.9 10.4 11.4 13.2 (5.4)
—— —— —— —— —— —— —— —— —
10/24/05 Amli Residential Ppty Trust Prime Property Fund 1,177 20.7 19.2 19.8 26.1 (0.7)
—— —— —— —— —— —— —— —— —
10/16/05 Adv Neuromodulations Sys Inc St Jude Medical Inc 1,369 30.4 25.1 32.9 58.4 13.7
—— —— —— —— —— —— —— —— —
09/29/05 IDX Systems Corp GE Healthcare Ltd 1,488 25.1 32.0 38.4 36.0 1.2
Additional Information 22

CONFIDENTIAL
Comparison of Selected Premiums (cont’d)
100% Cash Consideration, Last 3 Years ($ in millions)
Premium — AnnouncedTarget Acquiror Equity Value 1 Day 30-Day Average 90-Day Average 180-Day Average 52 Week High —— —— —— —— —— —— —— —
09/15/05UICI Investor Group $1,719 19.1%17.0% 25.6% 29.8% 0.6% —— —— —— —— —— —— —— —
08/04/05Metris Cos Inc HSBC Finance Corp 1,575 1.1 4.2 12.8 18.6 (1.8)
—— —— —— —— —— —— —— —— —
07/21/05Priority Healthcare Corp Express Scripts Inc 1,252 7.7 12.1 21.2 24.0 5.6
—— —— —— —— —— —— —— —— —
07/10/05US Unwired Inc Sprint Corp 1,072 1.5 14.4 27.2 34.2 1.5
—— —— —— —— —— —— —— —— —
06/16/05Vicuron Pharmaceuticals Inc Pfizer Inc 1,916 84.2 69.9 72.4 77.3 3.1
—— —— —— —— —— —— —— —— —
06/13/05Commercial Federal,Omaha,NE Bank of the West,CA 1,367 34.1 35.0 28.0 23.6 11.9
—— —— —— —— —— —— —— —— —
06/07/05Gables Residential Trust Investor Group 1,272 14.1 17.9 23.4 22.9 (0.6)
—— —— —— —— —— —— —— —— —
05/16/05Overnite Corp UPS 1,220 46.2 39.5 34.5 30.5 1.2
—— —— —— —— —— —— —— —— —
05/12/05Cuno Inc 3M Co 1,290 31.3 36.2 32.0 27.0 1.1
—— —— —— —— —— —— —— —— —
04/21/05Transkaryotic Therapies Inc Shire Pharmaceuticals Grp PLC 1,384 21.6 45.2 51.6 72.7 0.5
—— —— —— —— —— —— —— —— —
03/14/05Ascential Software Corp IBM Corp 1,121 17.8 18.3 24.7 32.0 (22.9)
—— —— —— —— —— —— —— —— —
01/31/05Pulitzer Inc Lee Enterprises Inc 1,432 1.8 0.2 9.3 20.6 (2.9)
—— —— —— —— —— —— —— —— —
01/27/05Genencor International Inc Danisco A/S 1,151 23.9 19.0 19.5 22.1 0.6
—— —— —— —— —— —— —— —— —
11/24/04Ionics Inc GE Infrastructure Inc 1,072 47.9 48.1 59.2 63.7 1.2
—— —— —— —— —— —— —— —— —
11/03/04Argosy Gaming Co Penn National Gaming Inc 1,408 16.4 17.5 30.2 32.4 9.7
—— —— —— —— —— —— —— —— —
10/20/04Boca Resorts Inc Blackstone Real Estate Advisor 1,031 26.6 28.9 27.3 29.2 20.0
—— —— —— —— —— —— —— —— —
10/19/04Robert Mondavi Corp Constellation Brands Inc 1,030 49.9 48.7 60.1 60.8 13.8
—— —— —— —— —— —— —— —— —
10/18/04Select Medical Corp EGL Holding Co 1,983 26.6 34.2 32.8 23.2 (8.9)
—— —— —— —— —— —— —— —— —
09/29/04Orbitz Inc Cendant Corp 1,229 34.5 41.1 41.4 26.1 (10.6)
—— —— —— —— —— —— —— —— —
07/13/04National Processing Inc Bank of America Corp 1,425 (9.5) (7.9) 8.1 13.5 (10.1)
—— —— —— —— —— —— —— —— —
05/24/04NeighborCare Inc Omnicare Inc 1,410 52.5 61.1 49.1 54.3 29.3
—— —— —— —— —— —— —— —— —
05/24/04WFS Financial Inc Westcorp,Irvine,CA 1,940 3.5 6.1 9.3 11.9 (0.7)
—— —— —— —— —— —— —— —— —
05/19/04ALARIS Medical Systems Inc Cardinal Health Inc 1,743 18.4 15.6 12.6 24.7 (2.8)
—— —— —— —— —— —— —— —— —
05/18/04Kroll Inc Marsh & McLennan Cos Inc 1,958 32.4 30.6 39.8 50.0 20.9
—— —— —— —— —— —— —— —— —
03/22/04US Oncology Inc Welsh Carson Anderson & Stowe 1,302 18.5
—— —— —— —— —
15.9 26.8 51.7 (1.8)
—— —— —— —
03/15/04InVision Technologies Inc GE Infrastructure Inc 1,159 21.3 30.9 44.0 66.6 1.2
—— —— —— —— —— —— —— —— —
Median—100% Cash Transactions 18.6% 20.3% 27.8% 27.4% 1.1%
Additional Information 23